                                                     FINANCIAL HIGHLIGHTS

Keystone's second quarter results continue to reflect the beneficial impact of performance-enhancing strategic initiatives.
Second quarter net income and earnings per share grew to $17,733,000 and $0.70, respectively.  Growth in quarterly earnings per share from the second quarter of 1995 reached 9.4% while year-to-date earnings per share improved 7.9%.
This performance resulted in return on average assets of 1.43% and return on average equity of 14.60%  at June 30, 1996.

Ongoing strategic initiatives designed to focus on expanding the fee-based revenue stream and controlling the level of expenses are more significantly influencing performance results.  The overall revenue stream continues to improve as a result of efforts to both expand fee-based services and prudently manage net interest income.  Additionally, the relative levels of noninterest expenses have begun to contract, adding further strength to core performance.

Net interest income for the quarter remained stable due to sustained net interest margin performance and growth in relationship-focused products and services.  Earning asset growth was  moderated somewhat due to lower levels of deposit growth and the influence of fee-based activities such as mortgage banking and indirect securitization.


Noninterest income grew 23% from the second quarter of 1995.  Revenues reflected growth in investment advisory fees, service charges on deposits, mortgage banking revenues, and servicing fees from indirect securitization.

Relative levels of expenses  have declined as the ratio of noninterest expense to revenues declined from 60.02% in the second quarter of 1995 to 57.73% in the current quarter.  Expense levels continue to be affected by late 1995 acquisitions.

                                                   1996                                    1995
                                            -------------------       ----------------------------------------------
                                            Second       First        Fourth       Third        Second
                                            Quarter      Quarter      Quarter      Quarter      Quarter      Annual

Earnings per share                            $0.70        $0.67        $0.67        $0.65        $0.64        $2.59
Return on average assets                      1.43%        1.36%        1.32%        1.28%        1.28%        1.29%
Return on average equity                     14.60%       14.02%       13.99%       13.91%       14.02%       14.06%

Net interest margin                           4.56%        4.57%        4.45%        4.37%        4.51%        4.49%
Noninterest income/revenues                  21.60%       22.29%       19.37%       20.83%       19.30%       19.45%
Prov. for credit losses/Average loans         0.24%        0.24%        0.16%        0.26%        0.28%        0.24%
Noninterest expense/revenues                 57.73%       59.95%       58.92%       58.46%       60.02%       59.78%

Nonperforming assets to loans                 0.75%        0.74%        0.78%        0.77%        0.70% -
90 day past due loans to loans                0.57%        0.45%        0.44%        0.42%        0.39% -
Total risk elements to loans                  1.32%        1.19%        1.22%        1.19%        1.09% -

Allowance for credit losses to loans          1.30%        1.32%        1.32%        1.34%        1.33% -
Allowance for credit losses to
      nonperforming loans                      247%         261%         257%         274%         277% -
Net charge-offs/Average loans                 0.24%        0.25%        0.24%        0.20%        0.22%        0.21%

Equity to assets                              9.79%        9.74%        9.47%        9.30%        9.22% -
Total risk adjusted capital ratio            15.02%       14.92%       14.83%       14.70%       14.65% -


                                                     PER SHARE STATISTICS
Earnings per Share

                            Fourth        Third         Second        First
                           Quarter       Quarter       Quarter       Quarter       Total

1996                                                     $0.70         $0.67         $1.37
1995                         $0.67         $0.65         $0.64         $0.63         $2.59
1994                         $0.60         $0.40         $0.60         $0.60         $2.20

Average Shares Outstanding
                            Fourth        Third         Second        First         Average
                            Quarter       Quarter       Quarter       Quarter       For Year
1996                                                 25,348,613    25,300,302    25,324,457
1995                     24,095,035    23,568,450    23,465,047    23,431,267    23,641,572
1994                     23,396,673    23,287,086    23,374,726    23,423,767    23,395,425

Book Value per Share
                             Fourth        Third         Second        First
                            Quarter       Quarter       Quarter       Quarter

1996                                                     $19.38        $19.13
1995                         $19.03        $18.96        $18.60        $18.06
1994                         $17.46        $17.45        $17.49        $17.58


                                                     QUARTER-END INFORMATION
(dollars in thousands)                         1996                              1995
                                       ---------------------       -----------------------------------
                                       Second        First         Fourth        Third         Second
                                       Quarter       Quarter       Quarter (1)   Quarter       Quarter

Loans                                    $3,397,203    $3,355,552    $3,365,716    $3,243,618    $3,283,331
Earning assets                            4,720,625     4,672,069     4,755,763     4,525,818     4,450,945
Total assets                              5,020,979     4,966,610     5,074,785     4,807,854     4,733,638
Deposits                                  4,058,766     3,990,379     4,061,888     3,848,290     3,855,377
Total shareholders' equity                  491,317       483,890       480,694       447,214       436,448
Unrealized securities gains (losses), net    (5,609)       (3,438)        1,198        (2,352)       (2,691)
   Number of shares outstanding          25,356,662    25,326,537    25,256,369    23,584,637    23,467,981

(1) During the fourth quarter of 1995, Keystone consummated pre-announced mergers with Shawnee Financial Services Corporation and National American Bancorp, Inc. Although these transactions were accounted for under the pooling-of-interests method of accounting, prior period results were not restated due to the immaterial impact the mergers had on Keystone's consol-dated financial condition and results of operations. In total, the two mergers increased year-end loans, total assets, and equity by approximately $116 million, $225 million, and $22 million, respectively.

                                         CONDENSED CONSOLIDATED QUARTERLY AVERAGE
                                                            STATEMENTS OF CONDITION

(in thousands)
                                           1996                            1995
                                   -------------------       ----------------------------------
                                   Second       First        Fourth       Third        Second
                                   Quarter      Quarter      Quarter      Quarter      Quarter

ASSETS
Earning Assets:
    Loans and leases                $3,367,113   $3,392,181   $3,304,982   $3,264,259   $3,267,857
    Assets held for resale              81,505       21,052       21,459       40,191       12,809
    Federal funds sold and other       102,138      114,703      162,889      198,657      121,464
    Taxable investment securities    1,032,165    1,069,390      993,056      889,968      919,297
    Nontaxable investment securities   124,377      124,200      126,801      129,000      132,372
Total earning assets                 4,707,298    4,721,526    4,609,187    4,522,075    4,453,799

Cash and due from banks                147,538      143,239      145,080      153,508      151,309
Allowance for credit losses            (45,071)     (45,101)     (44,043)     (44,345)     (44,033)
Intangible assets                       14,921       15,368       14,112       10,960       11,270
Other assets                           152,268      148,571      142,500      137,620      126,361
TOTAL ASSETS                        $4,976,954   $4,983,603   $4,866,836   $4,779,818   $4,698,706

LIABILITIES AND EQUITY
Interest-bearing liabilities:
  Deposits less than $100,000:
      Now accounts                    $433,775     $429,358     $425,851     $429,176     $433,623
      Money market accounts            400,426      415,689      415,954      406,037      420,612
      Savings                          401,689      406,246      392,686      409,969      428,649
      Time deposits                  2,049,346    2,016,052    1,947,640    1,912,743    1,867,691
  Deposits greater than $100,000       237,623      234,974      245,810      217,516      214,240
Short-term borrowings                  241,506      261,202      232,644      212,559      180,788
FHLB Borrowing                         136,162      167,145      166,130      188,369      179,027
Long-term debt, other                    3,385        3,893        4,338        4,767        5,321
Total interest-bearing liabilities   3,903,912    3,934,559    3,831,053    3,781,136    3,729,951

Noninterest-bearing deposits           494,991      486,975      490,802      478,125      466,554
Other liabilities                       90,946       79,837       85,440       80,371       72,441
TOTAL LIABILITIES                    4,489,849    4,501,371    4,407,295    4,339,632    4,268,946
Shareholders' equity                   487,105      482,232      459,541      440,186      429,760
TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY             $4,976,954   $4,983,603   $4,866,836   $4,779,818   $4,698,706

                                                     GROWTH IN AVERAGE BALANCES (1)

                                          1996                           1995
                                   ------------------        ------------------------------------------
                                   Second       First        Fourth       Third        Second
                                   Quarter      Quarter      Quarter      Quarter      Quarter
Loans                                      3.0%         5.1%         6.0%        11.1%        15.1%
Total assets                               5.9%         5.9%         5.2%         7.6%         7.4%
Deposits                                   4.9%         4.6%         3.7%         5.3%         6.4%
Shareholders' equity                      13.3%        16.2%        12.6%         7.8%         4.9%

(1) Compares current quarter to the comparable quarter of the prior year.



                                     CONDENSED CONSOLIDATED STATEMENTS OF INCOME


(dollars in thousands)                         1996                           1995
                                        --------------------      -----------------------------------------------
                                        Second       First        Fourth       Third        Second
                                        Quarter      Quarter      Quarter      Quarter      Quarter      Annual

Interest income                       $     94,596 $     95,415 $     93,646 $     91,426 $     90,101 $    363,931
Tax equivalent adjustment                    1,234        1,199        1,312        1,348        1,489        5,618
FTE interest income                         95,830       96,614       94,958       92,774       91,590      369,549
Interest expense                            42,161       42,824       43,239       42,930       41,378      166,579
Net interest income                         53,669       53,790       51,719       49,844       50,212      202,970
Provision for credit losses                  2,036        1,988        1,357        2,160        2,258        7,859
Net interest income after provision         51,633       51,802       50,362       47,684       47,954      195,111
Noninterest income                          14,782       15,426       12,427       13,112       12,011       49,004
Security transactions                          101          452          925            6          354        1,317
Noninterest expense                         39,519       41,497       38,338       36,806       37,557      150,634
Income before income taxes                  26,997       26,183       25,376       23,996       22,762       94,798
Income taxes                                 8,030        8,127        7,860        7,215        6,252       27,866
Tax equivalent adjustment                    1,234        1,199        1,312        1,348        1,489        5,618
NET INCOME                            $     17,733 $     16,857 $     16,204 $     15,433 $     15,021 $     61,314
Tax effect of security transactions   $         35 $        158 $        324 $          2 $        124 $        461

                                                      ANALYSIS OF NONINTEREST INCOME

(dollars in thousands)                             1996                                   1995
                                            -------------------       -------------------------------------------------
                                            Second       First        Fourth       Third        Second
                                            Quarter      Quarter      Quarter      Quarter      Quarter      Annual

Trust  and investment advisory fees   $      3,726 $      3,681 $      3,371 $      2,831 $      3,156 $     12,557
Service charges - deposits                   3,689        3,462 $      3,486        3,269        3,284       13,205
Mortgage banking income                      1,986        1,698 $      1,283        1,802        1,787        6,111
Fee income                                   3,492        3,309 $      3,076        3,329        2,883       12,135
Reinsurance income                             538          586 $        505          460          559        2,047
Other                                        1,351        2,690 $        706        1,421          342        2,949
Total noninterest income              $     14,782 $     15,426 $     12,427       13,112       12,011       49,004
Noninterest income to average assets*        1.19%        1.24%        1.01%        1.09%        1.03%        1.03%
*Annualized

                                                      ANALYSIS OF NONINTEREST EXPENSE

(dollars in thousands)                            1996                                1995
                                           --------------------      -----------------------------------------------
                                           Second       First        Fourth       Third        Second
                                          Quarter      Quarter      Quarter      Quarter      Quarter      Annual

Salaries expense                      $     16,819 $     16,971 $     16,864 $     15,260 $     15,039 $     62,115
Employee benefits                            3,064        3,830        2,520        2,618        2,349       10,898
Occupancy expense                            3,329        3,488        3,073        3,209        3,119       12,650
Furniture and equipment expense              3,405        3,355        3,365        3,065        2,981       12,435
Deposit insurance                              171          215          520          142        2,149        4,957
Other expense                               12,731       13,638       11,996       12,512       11,920       47,579
Total noninterest expense             $     39,519 $     41,497 $     38,338 $     36,806 $     37,557 $    150,634
Noninterest expense to average assets*       3.18%        3.34%        3.13%        3.06%        3.21%        3.16%
Noninterest expense to revenues             57.73%       59.95%       58.92%       58.46%       60.02%       59.47%
Avg. full-time equivalent employees         2,449        2,432        2,334        2,308        2,297        2,315
*Annualized


                                                       NET INTEREST INCOME ANALYSIS

                                                                 Second Quarter

                                             1996                     1995
                                      -----------------           ----------------
(dollars in thousands)                Amount       Rate           Amount  Rate        Change

Interest income:*
    Loans - Commercial              $   13,588      8.79%  $     13,246        9.24% $       342
            Commercial - Real Estate    21,013      9.42         20,531        9.52          482
            Consumer - Mortgage         15,853      8.27         15,889        8.02          (36)
            Consumer                    24,324      8.96         22,684        8.75        1,640
    Assets held for resale               1,321      6.52            225        7.05        1,096
    Investments                         18,392      6.40         17,100        6.52        1,292
    Federal funds sold and other         1,339      5.27          1,915        6.32         (576)

   Total interest income                95,830      8.16         91,590        8.24        4,240

Interest expense:
    Deposits -  NOW                      1,438      1.33          1,975        1.83         (537)
                Savings                  1,985      1.99          2,197        2.07         (212)
                Money Market             2,303      2.31          2,688        2.56         (385)
                Time                    31,631      5.56         29,428        5.67        2,203
    Short-term borrowings                2,489      4.15          2,251        4.99          238
    FHLB borrowings                      2,229      5.58          2,737        6.13         (508)
    Long-term debt, other                   86      8.56            102        7.69          (16)

   Total interest expense               42,161      4.34         41,378        4.45          783

Net interest income                  $  53,669             $     50,212               $    3,457
Spread                                              3.82                       3.79
Net interest margin                                 4.56%                     4.51%
*Fully taxable equivalent

                                                          Year-to-Date
                                                1996                        1995
                                         -----------------           ------------------
(dollars in thousands)                   Amount       Rate           Amount      Rate           Change
Interest income:*

    Loans - Commercial                  $     27,213         8.90% $      26,648        9.28% $       565
            Commercial - Real Estate          41,808         9.43         40,812        9.61          996
            Consumer - Mortgage               32,491         8.33         31,612        7.95          879
            Consumer                          49,024         8.94         44,024        8.69        5,000
    Assets held for resale                     1,764         6.92            420        7.19        1,344
    Investments                               37,277         6.38         35,243        6.49        2,034
    Federal funds sold and other               2,867         5.32          3,058        6.17         (191)

   Total interest income                     192,444         8.18        181,817        8.21       10,627

Interest expense:
    Deposits -  NOW                            2,930         1.37          3,937        1.82       (1,007)
                Savings                        4,016         2.00          4,506        2.07         (490)
                Money Market                   4,696         2.31          5,478        2.54         (782)
                Time                          62,937         5.58         56,251        5.54        6,686
    Short-term borrowings                      5,352         4.28          4,866        4.97          486
    FHLB borrowings                            4,871         6.46          5,154        5.90         (283)
    Long-term debt, other                        182         8.79            218        7.90          (36)

   Total interest expense                     84,984         4.36         80,410        4.34        4,574

Net interest income                     $    107,460                $    101,407           $    6,053
Spread                                                       3.82                       3.87
Net interest margin                                          4.56%                      4.57 %
*Fully taxable equivalent



                                                        PERIOD-END LOAN PORTFOLIO ANALYSIS

(in thousands)                                           1996                              1995
                                                  ---------------------       -------------------------------------
                                                  Second        First         Fourth        Third         Second
                                                  Quarter       Quarter       Quarter       Quarter       Quarter
Commercial:

    Commercial and industrial loans             $     481,481 $     463,126 $     448,639 $     414,973 $     401,956
    Floor plan financing                              148,670       148,109       163,431       144,888       152,394
    Obligations of political subdivisions              26,783        28,169        31,159        31,534        30,618

   Total Commercial                                   656,934       639,404       643,229       591,395       584,968

Commercial real estate:

    Commercial and industrial                         673,567       671,153       680,161       680,678       689,016
    Multi-family residential                           76,014        76,077        73,079        68,733        67,290
    Obligations of political subdivisions              29,335        30,365        33,010        30,007        33,866
    Agricultural                                        8,401         8,832         8,853         4,812         4,802
    Construction and land development                  75,807        71,281        73,211        70,630        66,033

   Total Commercial Real Estate                       863,124       857,708       868,314       854,860       861,007

Consumer:

    Real estate                                       789,384       804,573       828,059       795,058       805,723
    Installment                                       557,476       570,255       562,592       566,431       614,339
    Home equity                                       260,004       239,455       239,915       229,413       229,911
    Personal lines of credit                           36,519        37,094        39,053        37,263        37,018
    Lease financing                                   233,762       207,063       184,554       169,198       150,365

   Total Consumer                                   1,877,145     1,858,440     1,854,173     1,797,363     1,837,356

Total loans                                     $   3,397,203 $   3,355,552 $   3,365,716 $   3,243,618 $   3,283,331


                                              RISK ELEMENTS ANALYSIS

(in thousands)                                            1996                              1995
                                                  ---------------------      --------------------------------------
                                                  Second        First         Fourth        Third         Second
                                                  Quarter       Quarter       Quarter       Quarter       Quarter

Nonperforming assets:

   Nonaccrual loans                             $      16,999 $      16,335 $      16,740 $      15,695 $      15,651
   Troubled debt restructurings                           954           632           503           102           108
   Other real estate                                    7,678         7,761         8,984         9,288         7,281
Total nonperforming assets                             25,631        24,728        26,227        25,085        23,040
Loans 90 days or more past due                         19,475        15,200        14,995        13,579        12,965
Total risk elements                             $      45,106 $      39,928 $      41,222 $      38,664 $      36,005

Delinquent loans to period-end loans*                  2.40%         2.13%         2.18%         1.74%         1.68%
Nonperforming assets to period-end loans               0.75%         0.74%         0.78%         0.77%         0.70%
Total risk elements to period-end loans                1.32%         1.19%         1.22%         1.19%         1.09%
*The numerator consists of loans 30 days or more past due.


                                                 Components of Nonperforming Asssets

(in thousands)                               1996                            1995
                                      --------------------      -------------------------------------
                                      Second       First        Fourth       Third        Second
                                      Quarter      Quarter      Quarter      Quarter      Quarter


Commercial                           $      4,650 $      4,362 $      4,213 $      3,735 $      3,512
Commercial real estate:
    Construction and development            1,113        1,388        1,260        1,183        1,200
    Permanent                              10,795        9,842       10,389        9,400        8,729
Residential real estate                       419          712          612          638        1,568
Consumer                                      976          663          769          841          750
Total nonaccrual and restructured loans    17,953       16,967       17,243       15,797       15,759
Other real estate                           7,678        7,761        8,984        9,288        7,281
Total nonperforming assets           $     25,631 $     24,728 $     26,227 $     25,085 $     23,040


                                      ALLOWANCES FOR CREDIT LOSSES

(in thousands)                                   1996                           1995
                                         ------------------        -------------------------------------
                                         Second       First        Fourth       Third        Second
                                        Quarter      Quarter      Quarter      Quarter      Quarter

Balance at beginning of period       $     44,287 $     44,377 $     43,303 *     43,589 *     43,109
Allowance obtained through mergers              -            -                  1,750  -            -
Allowance transferred out                       -            -            -                   (815) -
Loans charged-off:
    Commercial                               (616)        (218)        (373)         (13)         (54)
    Real estate secured                      (672)        (563)        (556)        (171)        (651)
    Consumer                               (1,033)      (1,706)      (1,407)      (1,555)      (1,428)
    Lease financing                          (143)        (269)        (291)        (184)        (159)
Total loans charged-off                    (2,464)      (2,756)      (2,627)      (1,923)      (2,292)
Recoveries:
    Commercial                                 76          271           74           17          124
    Real estate secured                        99          105          282           21          117
    Consumer                                  208          252          204          231          245
    Lease financing                            29           50           34           23           28
Total recoveries                              412          678          594          292          514
Net loans charged-off                      (2,052)      (2,078)      (2,033)      (1,631)      (1,778)
Provision for credit losses                 2,036        1,988        1,357        2,160        2,258
Balance at end of period             $     44,271 $     44,287       44,377       43,303       43,589
  Net loans charged-off to ave. loans       0.24%        0.25%        0.24%        0.20%        0.22%
  Prov. for credit losses to ave. loans     0.24%        0.24%        0.16%        0.26%        0.28%
  Allowance for credit losses to loans      1.30%        1.32%        1.32%        1.34%        1.33%
*Annualized


                                                 OTHER RATIOS

                                                      1996                           1995
                                               ------------------        ---------------------------------
                                               Second       First        Fourth       Third        Second
                                               Quarter      Quarter      Quarter      Quarter      Quarter

Investment portfolio - market to amortized cost       99.1%        99.7%       100.7%        99.9%        99.8%
Dividend payout ratio                                 51.4%        53.7%        53.7%        52.3%        53.1%
Loans to deposits ratio, average                      83.8%        85.0%        84.3%        84.7%        85.3%

                                          FEE GENERATION ACTIVITY

(in thousands)                                         1996                           1995
                                               ---------------------     --------------------------
                                               Second       First        Fourth   Third     Second
                                               Quarter      Quarter      Quarter  Quarter   Quarter


Mortgage loans originated                           $ 61,103 $ 50,808   $ 41,607  $ 48,010  $ 39,310
Mortgage loans sold                                 $ 38,015 $ 33,387   $ 29,729  $ 30,503  $ 23,298
End of period mortgages serviced for others         $540,088 $551,055   $520,809  $509,631  $349,264
End of period indirect loans securitized & serviced $120,824 $ 53,375   $ 59,899  $ 67,960  $      -

                                         Market Price and Dividends Declared
                                                 Closing Bid Price Range

                                               Quarter     High         Low       Dividends

1996
                                             I         $34.25       $29.75        $0.36
                                            II          34.13        31.13         0.36
                                                                       Total      $0.72
1995
                                             I         $30.25       $26.25        $0.34
                                            II          29.00        27.00         0.34
                                            III         32.25        27.75         0.34
                                            IV          34.00        29.50         0.36
                                                                       Total      $1.38
1994
                                             I         $32.25       $27.50        $0.32
                                            II          32.00        27.75         0.32
                                            III         32.00        27.75         0.32
                                            IV          30.25        27.25         0.34
                                                                       Total      $1.30